As filed with the Securities and Exchange Commission on January 24, 2005.

                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       ----------------------------------

                              RADICA GAMES LIMITED
             (Exact Name of Registrant as Specified in Its Charter)

            BERMUDA                                              NONE
(State or Other Jurisdiction of                             (IRS Employer
Incorporation or Organization)                          Identification Number)



                               SUITE V, 6TH FLOOR
                             2-12 AU PUI WAN STREET
                                FO TAN, HONG KONG
   (Address, including zip code, of registrant's principal executive offices)

                       ----------------------------------

             RADICA GAMES LIMITED 2004 OMNIBUS EQUITY INCENTIVE PLAN
                              (Full Title of Plan)


                            Radica Enterprises, Ltd.
                          180 S. Lake Street, Suite 440
                               Pasadena, CA 91101
                                 (626) 744-1150
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:

                            Frank H. Golay, Jr., Esq.
                            Sullivan & Cromwell, LLP
                             1888 Century Park East
                          Los Angeles, California 90067
                                 (310) 712-6600

                       ----------------------------------

                                                   CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                      AMOUNT          PROPOSED MAXIMUM      PROPOSED MAXIMUM         AMOUNT OF
             TITLE OF SECURITIES                      TO BE            OFFERING PRICE          AGGREGATE           REGISTRATION
              TO BE REGISTERED                      REGISTERED           PER UNIT(1)       OFFERING PRICE(1)            FEE
---------------------------------------------- --------------------- -------------------- --------------------- --------------------
Common Stock, $.01 par value...............          500,000                $8.33              $4,165,000              $491
====================================================================================================================================

                       ----------------------------------

(1) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE IN ACCORDANCE WITH RULE 457(H) AND 457(C) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON THE AVERAGE OF THE HIGH AND LOW PRICES OF THE COMMON STOCK, OF RADICA GAMES LIMITED (THE "COMPANY") AS REPORTED ON THE
     NASDAQ NATIONAL MARKET ON JANUARY 19, 2005.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         All information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed below have been filed with the Securities and Exchange Commission by the Company and are incorporated herein by reference to the extent not superseded by reports or other information subsequently filed:

         (1) The Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2003;

         (2) The Company's reports on Form 6-K for the months of June, September and December, 2004;

         (3) The description of the Company's common stock contained in the Company's Registration Statement on Form 8-A filed by the Company pursuant to
Section 12(g) of the Securities Exchange Act, and any amendment or reports filed that update the description.

         Please note that all other documents and reports filed by the Company under Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended, following the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remain unsold of this offering will be deemed to be incorporated herein by reference and to be part hereof from the date of filing of such documents with the Securities and Exchange Commission.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any subsequently filed document which also is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement shall not be deemed to constitute a part of this registration statement except as so modified or superseded.

         ITEM 4.  DESCRIPTION OF SECURITIES.

         The Company's common stock to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.

         ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

         ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 98 of the Companies Act 1981 of Bermuda (the "Act") provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of Bermuda law otherwise would be imposed on them, except in cases where such liability arises from the fraud or dishonesty of which such officer, director or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or when they are granted relief by the Supreme Court of Bermuda in certain proceedings arising under Section 281 of the Act.

         The Company has adopted provisions in its Bye-laws which provide that it shall indemnify its officers and directors except in cases of willful negligence, willful default, fraud or dishonesty. It has also entered or will enter into indemnification agreements with each of its directors and officers to provide them with the maximum indemnification allowed under the Bye-laws of the Company and the Act.

         ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

         ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

  Exhibit No.      Description
  -----------      -----------

      4.1          Memorandum of Association of the Company. (1)

      4.2          Bye-Laws of the Company. (2)

      4.3 Certificate of Incorporation on Change of Name of the Company. (3)

      4.4          Radica Games Limited 2004 Omnibus Equity Incentive Plan. (4)

      5.1 Opinion of Conyers Dill & Pearman as to the validity of the Common Stock.

      23.1         Consent of KPMG.

      23.2         Consent of Conyers Dill & Pearman (included in Exhibit 5.1).

      24.1         Power of Attorney (included at page 4).

(1) Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form F-1, File No. 33-75794, filed by the Company with the Securities and Exchange Commission.
(2) Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form F-1, File No. 33-75794, filed by the Company with the Securities and Exchange Commission.
(3) Incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form F-1, File No. 33-75794, filed by the Company with the Securities and Exchange Commission.
(4) Incorporated by reference to Exhibit 4.14 to the Company's Annual Report on Form 20-F for the year ended December 31, 2003, File No. 0-23696, filed by the Company with the Securities and Exchange Commission.

         ITEM 9.  UNDERTAKINGS.

         (a) The Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                      (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement.

Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

             Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference in the registration statement.

             (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hong Kong, on January 21, 2005.

                                       RADICA GAMES LIMITED


                                       By  /s/ David C.W. Howell
                                         ---------------------------------------
                                         Name:   David C.W. Howell
                                         Title:  President Asia Operations,
                                                 Chief Financial Officer



                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of David C.W. Howell, Patrick S. Feely and Jon N. Bengtson, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                                             DATE

/s/ Jon N. Bengtson                         Chairman of the Board and Director                January 21, 2005
----------------------------
Jon N. Bengtson

/s/ Patrick S. Feely                        Chief Executive Officer and Director              January 21, 2005
---------------------------
Patrick S. Feely

/s/ David C.W. Howell                       President, Asia Operations, Chief Financial       January 21, 2005
---------------------------                 Officer, Director
David C. W. Howell

/s/ Craig D. Storey                         Chief Accounting Officer                          January 21, 2005
---------------------------
Craig D. Storey

/s/ Timothy R. Busch                        Director                                          January 21, 2005
---------------------------
Timothy R. Busch

/s/ Albert J. Crosson                       Director                                          January 21, 2005
----------------------------
Albert J. Crosson

/s/ Theodore J. Eischeid                    Director                                          January 21, 2005
---------------------------
Theodore J. Eischeid

/s/ James J. O'Toole                        Director                                          January 21, 2005
---------------------------
James J. O'Toole

/s/ Peter L. Thigpen                        Director                                          January 21, 2005
---------------------------
Peter L. Thigpen

/s/ Patrick S. Feely                        Duly authorized representative in the United      January 21, 2005
---------------------------                 States
Radica Enterprises, Ltd.
   By: Patrick S. Feely
       Director

                                  EXHIBIT INDEX

  Exhibit No.      Description
  -----------      -----------

      4.1          Memorandum of Association of the Company. (1)

      4.2          Bye-Laws of the Company. (2)

      4.3 Certificate of Incorporation on Change of Name of the Company. (3)

      4.4          Radica Games Limited 2004 Omnibus Equity Incentive Plan. (4)

      5.1 Opinion of Conyers Dill & Pearman as to the validity of the Common Stock.

      23.1         Consent of KPMG.

      23.2         Consent of Conyers Dill & Pearman (included in Exhibit 5.1).

      24.1         Power of Attorney (included at page 4).

(1) Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form F-1, File No. 33-75794, filed by the Company with the Securities and Exchange Commission.
(2) Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form F-1, File No. 33-75794, filed by the Company with the Securities and Exchange Commission.
(3) Incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form F-1, File No. 33-75794, filed by the Company with the Securities and Exchange Commission.
(4) Incorporated by reference to Exhibit 4.14 to the Company's Annual Report on Form 20-F for the year ended December 31, 2003, File No. 0-23696, filed by the Company with the Securities and Exchange Commission.